Business Combination For Additional Details on the Acquired Intangible Assets	12 Months Ended
Dec. 31, 2025
Business Combination For Additional Details on the Acquired Intangible Assets [Abstract]
BUSINESS COMBINATION FOR ADDITIONAL DETAILS ON THE ACQUIRED INTANGIBLE ASSETS

6. BUSINESS COMBINATION FOR ADDITIONAL DETAILS ON THE ACQUIRED INTANGIBLE ASSETS

The changes in the carrying amount of goodwill for the year ended December 31, 2025 by reporting segment are as follows:

	As of
	December 31, 2024	December 31, 2025
Goodwill	$—	$1,955,683
Customer relationships	—	2,414,357
Total goodwill and intangible assets, net	$—	$4,370,040

We estimated the fair value of the reporting unit based on the present value of its estimated future cash flows. Our determination of fair value involved judgment and the use of estimates and significant assumptions related to projected revenue growth rates, projected EBITDA margins, and the discount rate used to calculate estimated future cash flows. We believe that our assumptions used in discounting future cash flows are appropriate.

Goodwill acquired in our 2025 acquisitions has expanded our portfolio of an integrated home health hub in the U.S. market and expanded our market opportunities, including addressing major challenges within home health, particularly for Medicaid populations, including the 125,000 preventable deaths annually resulting from missed medications, and the high rate of chronic conditions among Medicaid beneficiaries. Goodwill will not be amortized, but will be tested for impairment at least annually. For 2025 acquisitions, no goodwill will be deductible for tax purposes.

During the year ended December 31, 2025, in connection with acquisitions made during the year, we purchased $2,414,357 intangible assets, primarily associated with customer relationships.